UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2016. The net asset value (NAV) at that date was $12.92 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.55.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2016
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	9.61%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	10.33%
Morningstar U.S. All Taxable Ex-Foreign Equity Index[b]	11.05%
S&P 500 Index[b]	3.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. NAV returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Morningstar U.S. All Taxable Ex-Foreign Equity Index measures the market-capitalization-weighted total return of taxable equity and fixed income closed-end funds; it excludes international, regional, and country closed-end funds. Index returns update frequently and are subject to change. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Market Review

Equity and fixed income markets alike had broadly positive returns for the six-month period ended June 30, 2016. Conditions were initially difficult, amid declining crude oil prices and lackluster economic growth from the world's major economies. Stocks then rebounded, aided by firmer oil prices, somewhat better economic data and continued monetary stimulus efforts by global central banks, including stepped-up measures from the European Central Bank. Other commodities accompanied oil in moving up from multi-year lows.

Financial markets encountered turmoil late in the period when the U.K. electorate voted to withdraw from the European Union, contrary to expectations. The so-called Brexit news spurred a sharp selloff in global equity markets and a rally in assets perceived to be safe, including gold and sovereign bonds, as investors weighed the global economic ramifications. Global equity markets bounced back in the week following Brexit as the initial shock wore off, but sovereign yields remained near historically low levels and in some cases were in negative territory. The yield on the U.S. 10-year Treasury note fell from 2.3% at the start of the year to 1.5% at period end.

Against this backdrop, nearly all closed-end-fund categories increased on both a NAV and market price basis in the period. Discounts to NAVs mostly narrowed in the wake of the Federal Reserve's December 2015 decision to increase short-term interest for the first time in 10 years. The narrowing was more pronounced in fixed income funds.

Fund Performance

The Fund had a positive total return in the period, although it underperformed its benchmark on a NAV and market price basis. Factors that detracted from relative performance based on NAV included our non-allocation to commodities funds, which invest primarily in gold and silver and had strong returns as the precious metals rallied from low bases. Our non-investment in utilities funds also detracted from relative performance. Electric utilities had sizable gains as low and declining interest rates aided these capital-intensive companies, while also increasing the appeal of their relatively high and stable yields.

Our overweight and fund selection in the covered call sector hindered performance as well, as these funds had only a modest gain as a group after being one of the best performing sectors in a range-bound equity market in 2015. While covered call strategies are generally designed to participate in rallies with less volatility, it is not unusual to see their performance lag in up markets, particularly when market movements are sharp, as was often the case during the period.

Our underweight in the health/biotech sector aided relative performance, as it was one of the few closed-end fund sectors that declined in the period. Concerns regarding the lack of pricing power at the companies held in these funds weighed on demand. Fears that the health-care issue will feature prominently in the U.S. presidential campaign also hampered the sector.

We were overweight the energy-sensitive master limited partnership (MLP) sector, which helped performance given the substantial recovery in these companies as oil prices climbed higher. Investors also grew more comfortable with distribution cuts announced by a number of MLPs, which increasingly sought to defend and improve their balance sheets.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Our out-of-index allocation to funds that invest in tax-exempt municipal bonds was another factor that aided performance. Our holdings in the sector outpaced the index, with the underlying bonds benefiting from lower interest rates as well as generally better state financial conditions.

Sincerely,

DOUGLAS R. BOND
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

June 30, 2016
Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Eaton Vance Tax-Advantaged Dividend Income Fund	$18,743,345	5.3
Gabelli Dividend & Income Trust	16,276,856	4.6
John Hancock Tax-Advantaged Dividend Income Fund	14,621,885	4.2
Eaton Vance Tax-Managed Diversified Equity Income Fund	14,183,094	4.0
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	13,902,334	4.0
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	13,393,113	3.8
First Trust Energy Income and Growth Fund	12,523,547	3.6
PIMCO Dynamic Credit Income Fund	11,506,389	3.3
Nuveen Preferred Income Opportunities Fund	11,031,529	3.1
Nuveen Credit Strategies Income Fund	10,810,790	3.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	98.4%
COVERED CALL	16.8%
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund		112,354	$1,385,325
BlackRock Enhanced Capital and Income Fund		160,722	2,161,711
Columbia Seligman Premium Technology Growth Fund		78,017	1,293,522
Eaton Vance Enhanced Equity Income Fund II		64,524	829,133
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		940,618	13,902,334
Eaton Vance Tax-Managed Diversified Equity Income Fund		1,362,449	14,183,094
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		566,303	5,883,888
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		1,564,616	13,393,113
Nuveen Dow 30SM Dynamic Overwrite Fund		111,185	1,615,518
Nuveen NASDAQ 100 Dynamic Overwrite Fund		99,053	1,769,087
Nuveen S&P 500 Buy-Write Income Fund		201,719	2,628,398
			59,045,123
EMERGING MARKETS EQUITY	2.4%
iShares MSCI Emerging Markets ETF		143,645	4,935,642
Templeton Emerging Markets Fund		125,498	1,429,422
Templeton Emerging Markets Investment Trust PLC[a]		287,507	1,943,385
			8,308,449
EQUITY TAX—ADVANTAGED	18.2%
Eaton Vance Tax-Advantaged Dividend Income Fund		931,115	18,743,345
Eaton Vance Tax-Advantaged Global Dividend Income Fund		409,944	5,899,094
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		154,281	3,292,357
Gabelli Dividend & Income Trust		850,855	16,276,856
John Hancock Tax-Advantaged Dividend Income Fund		586,753	14,621,885
Nuveen Tax-Advantaged Dividend Growth Fund		192,319	2,750,162
Nuveen Tax-Advantaged Total Return Strategy Fund		229,287	2,586,357
			64,170,056
FINANCIAL	1.3%
Financial Select Sector SPDR Fund		200,487	4,577,118

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
GLOBAL HYBRID (GROWTH & INCOME)	2.1%
Clough Global Opportunities Fund		437,521	$4,082,071
LMP Capital and Income Fund		240,611	3,159,222
			7,241,293
HEALTH/BIOTECH	0.2%
Gabelli Healthcare and WellnessRx Trust		83,954	896,629
HIGH YIELD	1.2%
New America High Income Fund		128,421	1,097,999
Pioneer High Income Trust		304,120	3,068,571
			4,166,570
INVESTMENT GRADE	1.3%
PIMCO Corporate and Income Opportunity Fund		326,583	4,601,554
MASTER LIMITED PARTNERSHIPS	10.9%
ClearBridge Energy MLP Fund		80,464	1,281,792
ClearBridge Energy MLP Opportunity Fund		81,926	1,071,592
Fiduciary/Claymore MLP Opportunity Fund		114,720	1,583,136
First Trust Energy Income and Growth Fund		491,505	12,523,547
First Trust MLP and Energy Income Fund		118,426	1,850,998
First Trust New Opportunities MLP & Energy Fund		279,257	3,923,561
Kayne Anderson Energy Total Return Fund		296,934	3,233,611
Kayne Anderson MLP Investment Company		247,821	5,043,157
Nuveen Energy MLP Total Return Fund		140,649	1,842,502
Tortoise Energy Infrastructure Corp.		136,742	4,208,919
Tortoise MLP Fund		88,015	1,623,877
			38,186,692
MULTI-SECTOR	17.3%
AllianzGI Convertible & Income Fund		1,288,509	7,924,330
AllianzGI Convertible & Income Fund II		1,317,404	6,995,415
PIMCO Dynamic Credit Income Fund		601,484	11,506,389
PIMCO Dynamic Income Fund		365,468	10,075,953
PIMCO High Income Fund		588,559	5,732,565
PIMCO Income Opportunity Fund		389,556	8,959,788
PIMCO Income Strategy Fund II		1,061,410	9,764,972
			60,959,412

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
MUNICIPAL	2.2%
BlackRock MuniHoldings Investment Quality Fund		34,175	$550,901
Nuveen Dividend Advantage Municipal Fund 3		342,418	5,451,295
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund		60,180	978,527
PIMCO Municipal Income Fund II		49,916	696,827
			7,677,550
PREFERRED	4.9%
Flaherty & Crumrine Preferred Securities Income Fund		37,200	805,752
Flaherty & Crumrine Total Return Fund		94,096	2,061,643
Nuveen Preferred & Income Term Fund		141,478	3,461,967
Nuveen Preferred Income Opportunities Fund		1,100,951	11,031,529
			17,360,891
REAL ESTATE	2.8%
CBRE Clarion Global Real Estate Income Fund		176,394	1,451,723
Nuveen Real Estate Income Fund		702,063	8,424,756
			9,876,479
SENIOR LOAN	7.6%
Ares Dynamic Credit Allocation Fund		128,573	1,767,879
BlackRock Floating Rate Income Trust Fund		59,799	775,593
Eaton Vance Floating-Rate Income Trust		95,174	1,278,187
Eaton Vance Senior Floating-Rate Trust		145,078	1,897,620
Eaton Vance Senior Income Trust		254,234	1,527,946
First Trust Senior Floating Rate Income Fund II		106,340	1,366,469
Invesco Dynamic Credit Opportunities Fund		223,143	2,459,036
Nuveen Credit Strategies Income Fund		1,337,969	10,810,790
Nuveen Floating Rate Income Fund		127,763	1,321,069
Nuveen Floating Rate Income Opportunity Fund		147,995	1,518,429
Nuveen Senior Income Fund		144,134	870,569
Pioneer Floating Rate Trust		86,835	978,631
			26,572,218
U.S. GENERAL EQUITY	8.5%
Consumer Discretionary Select Sector SPDR Fund		61,956	4,835,666
Gabelli Equity Trust		1,673,808	9,189,206
Source Capital		31,101	1,147,005

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
SPDR S&P 500 ETF Trust		50,454	$10,571,627
Vanguard S&P 500 ETF Trust		20,739	3,986,450
			29,729,954
U.S. HYBRID (GROWTH & INCOME)	0.7%
Calamos Strategic Total Return Fund		155,930	1,540,589
Guggenheim Strategic Opportunities Fund		50,008	907,145
			2,447,734
TOTAL CLOSED-END FUNDS (Identified cost—$312,911,111)			345,817,722
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.14%[b]		3,100,000	3,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,100,000)			3,100,000
TOTAL INVESTMENTS (Identified cost—$316,011,111)	99.3%		348,917,722
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		2,601,637
NET ASSETS (Equivalent to $12.92 per share based on 27,209,148 shares of common stock outstanding)	100.0%		$351,519,359

Glossary of Portfolio Abbreviations

ETF  Exchange-Traded Fund

MLP  Master Limited Partnership

SPDR  Standard & Poor's Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.6% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$316,011,111)	$348,917,722
Cash	3,189,441
Receivable for:
Dividends	1,293,340
Other assets	834
Total Assets	353,401,337
LIABILITIES:
Payable for:
Investment securities purchased	966,470
Dividends declared	642,269
Investment management fees	272,425
Directors' fees	439
Other liabilities	375
Total Liabilities	1,881,978
NET ASSETS	$351,519,359
NET ASSETS consist of:
Paid-in capital	$439,895,855
Dividends in excess of net investment income	(5,776,298)
Accumulated net realized loss	(115,506,728)
Net unrealized appreciation	32,906,530
$351,519,359
NET ASSET VALUE PER SHARE:
($351,519,359 ÷ 27,209,148 shares outstanding)	$12.92
MARKET PRICE PER SHARE	$11.55
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.60)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income	$9,951,950
Expenses:
Investment management fees	1,579,491
Directors' fees and expenses	12,848
Miscellaneous	1,632
Total Expenses	1,593,971
Reduction of Expenses (See Note 2)	(14,480)
Net Expenses	1,579,491
Net Investment Income	8,372,459
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	813,881
Foreign currency transactions	2,418
Net realized gain	816,299
Net change in unrealized appreciation (depreciation) on:
Investments	20,704,351
Foreign currency translations	(81)
Net change in unrealized appreciation (depreciation)	20,704,270
Net realized and unrealized gain (loss)	21,520,569
Net Increase in Net Assets Resulting from Operations	$29,893,028

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$8,372,459	$16,238,874
Net realized gain	816,299	3,843,513
Net change in unrealized appreciation (depreciation)	20,704,270	(48,441,968)
Net increase (decrease) in net assets resulting from operations	29,893,028	(28,359,581)
Dividends and Distributions to Shareholders from:
Net investment income	(14,148,757)	(22,020,667)
Return of capital	—	(6,276,847)
Total dividends and distributions to shareholders	(14,148,757)	(28,297,514)
Total increase (decrease) in net assets	15,744,271	(56,657,095)
Net Assets:
Beginning of period	335,775,088	392,432,183
End of period[a]	$351,519,359	$335,775,088

a  Includes dividends in excess of net investment income of $5,776,298 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.34	$14.42	$14.06	$13.67	$12.92	$14.16
Income (loss) from investment operations:
Net investment income	0.31 [a]	0.60 [a]	0.69 [a]	0.64 [a]	0.62 [a]	0.81
Net realized and unrealized gain (loss)	0.79	(1.64)	0.71	0.78	1.17	(1.01)
Total from investment operations	1.10	(1.04)	1.40	1.42	1.79	(0.20)
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(0.81)	(1.04)	(0.88)	(1.04)	(0.77)
Return of capital	—	(0.23)	—	(0.16)	—	(0.27)
Total dividends and distributions to shareholders	(0.52)	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)
Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—	0.00 [b]
Net increase (decrease) in net asset value	0.58	(2.08)	0.36	0.39	0.75	(1.24)
Net asset value, end of period	$12.92	$12.34	$14.42	$14.06	$13.67	$12.92
Market value, end of period	$11.55	$10.96	$13.16	$12.57	$12.42	$11.97
Total net asset value return[c]	9.61%[d]	–6.57%	10.92%	11.42%	14.66%	–1.02%
Total market value return[c]	10.33%[d]	–9.04%	13.19%	9.64%	12.45%	–0.34%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2016	2015	2014	2013	2012	2011
Net assets, end of period (in millions)	$351.5	$335.8	$392.4	$382.7	$375.1	$354.4
Ratio of expenses to average daily net assets (before expense reduction)[e]	0.96%[f]	0.96%	0.96%	0.96%	1.02%[g]	0.96%
Ratio of expenses to average daily net assets (net of expense reduction)[e]	0.95%[f]	0.95%	0.95%	0.95%	1.01%[g]	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[e]	5.03%[f]	4.36%	4.71%	4.53%	4.52%	4.68%
Ratio of net investment income to average daily net assets (net of expense reduction)[e]	5.04%[f]	4.37%	4.72%	4.54%	4.53%	4.69%
Portfolio turnover rate	18%[d]	19%	33%	41%	51%	82%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to the proposal to convert to an open-end fund. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.96% and 0.95%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2016.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds:
Emerging Markets Equity	$8,308,449	$6,365,064	$1,943,385	$—
Other Industries	337,509,273	337,509,273	—	—
Short-Term Investments	3,100,000	—	3,100,000	—
Total Investments[a]	$348,917,722	$343,874,337	$5,043,385	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2016, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund's taxable income after December 31, 2016, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, exclusive of brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the Fund's average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2016, fees waived and/or expenses reimbursed totaled $14,480.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2016, totaled $60,332,316 and $62,411,105, respectively.

Note 4. Income Tax Information

As of June 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$316,011,111
Gross unrealized appreciation	$46,103,628
Gross unrealized depreciation	(13,197,017)
Net unrealized appreciation	$32,906,611

As of December 31, 2015, the Fund had a net capital loss carryforward of $109,776,215, which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of which $94,439,743 will expire on December 31, 2017 and $15,336,472 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $683,149 and long-term capital losses of $879,694 after October 31, 2015, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 8, 2015, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2016, through the fiscal year ended December 31, 2016.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not effect any repurchases.

Note 6. Other Risks

Risks of Investing in Other Closed-End Investment Companies: Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies' portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund's expenses, but also indirectly the expenses of the purchased closed-end investment companies ("Portfolio Funds"). Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end end funds generally include market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification.

Sector Concentration Risk: Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

Covered Call Writing Risk: The Fund may invest in Portfolio Funds that engage in a strategy known as "covered call option writing," which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Municipal Bond Risk: The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Senior Loans Risk: The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Preferred Securities Risk: The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. Portfolio Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Portfolio Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Leverage Risk: Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Portfolio Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2016. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	22,200,846.443	718,964.585
Gerald J. Maginnis	22,217,913.188	701,897.840
Richard J. Norman	22,198,282.903	721,528.125
Frank K. Ross	22,194,194.701	725,616.327

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2016) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/06)	One Year	Five Years	Since Inception (11/24/06)
4.23%	6.12%	4.58%	4.82%	5.38%	3.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2017 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' medians for the one-, three- and five-year periods ended March 31, 2016, ranking in the fifth, fourth and

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

fourth quintiles, respectively. The Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2016. The Board of Directors also noted that there is only one other Fund that invests substantially all of its assets in the common stock of other closed-end funds, making quantitative comparisons among the Peer Funds difficult. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered information provided by the Investment Manager, including a narrative summary of various factors affecting performance. The Board of Directors then determined that the Fund's performance, in light of all the considerations noted above, supported the continuation of the Management Agreement but determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the management fees payable by the Fund, as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee was slightly higher (by 0.03%) than the Peer Funds' median, ranking in the fourth quintile. The Fund's contractual management fee was slightly lower than the Peer Funds' median, ranking in the second quintile. The Board of Directors also noted that the Fund's net expense ratio was lower than the Peer Funds' median, ranking in the second quintile. The Board of Directors also considered the effect the unitary fee charged by the Investment Manager, which limits total expenses of the Fund, has on the Fund's contractual and actual management fee rankings. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Douglas R. Bond
Vice President

Yigal D. Jhirad
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2016

Cohen & Steers Closed-End Opportunity Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:  September 8, 2016